UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 19, 2008

ENERGY KING, INC.
(Exact Name of Issuer as Specified in its Charter)

Nevada	0-27454	20-3161375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1929 Main St., Suite 106,, Irvine, CA 92614
(Address of principal executive offices)

(949)-468-4444
(Issuer’s telephone number, including area code)

Section 8 - Other Events

Item 8.01 Other Events.

On September 19, 2008 Energy King, Inc. (“Energy King,”) completed the preparation of a business fact sheet to be distributed on behalf of Energy King by DME Capital, LLC (“DME”) as part of Energy King’s investor relations efforts. DME is a full service investor relations firm representing growth oriented companies. The business fact sheet discusses Energy King’s plans to become a $500 million dollar home energy service company within five years by, among other things, acquiring, operating and growing profitable companies in the industry and growing current and acquired operations a minimum of ten percent (10%) annually. A copy is attached hereto as Exhibit 99.1 and incorporated by reference.

The statements which are not historical facts contained in this Form 8-K and the attached exhibit are "forward looking statements" that involve risks and uncertainties. The words "anticipate", "believes", "expect", "intend", "may", “plans” or similar expressions used in this Form 8-K and the attached exhibit as they relate to Energy King or its Management are generally intended to identify such forward looking statements. These risks and uncertainties include but are not limited to, product demand and market acceptance risks, the effect of economic conditions generally and retail/wholesale in the heating, ventilation, air conditioning, plumbing, and marketing conditions specifically, the impact of competition, labor shortages, increase in wage rates, unexpected increases in general operating costs, technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, changes in consumer preferences and trends, the effect of the Company's accounting policies, weather conditions, acts of God, and other risks detailed in our Securities And Exchange Commission filings. Management has made all the adjustments relative to the fiscal year end statements and the interim periods which in the opinion of management are necessary in order to make any forward looking statements not misleading.

Forward-looking statements are based on current information, assumptions and expectations and are made in good faith but we assume no obligation to update them at any stage. Therefore, our actual experience and results achieved during the period covered by any particular forward-looking statement may differ substantially from those anticipated. Consequently, the inclusion of forward-looking statements should not be regarded as a representation by us or any other person that these estimates will be realized, and actual results may vary materially. We cannot offer any assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein or in the exhibit will prove to be accurate.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following documents are filed herewith as an exhibit to this Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Energy King, Inc. Business Fact Sheet

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENERGY KING, INC.

September 19, 2008	By:	/s/ Larry Weinstein
Larry Weinstein
Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Energy King, Inc. Business Fact Sheet